                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X ] Preliminary Proxy Statement           [_] Confidential, For Use of the
                                               Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SEAVIEW VIDEO TECHNOLOGY, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

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    (2)   Aggregate number of securities to which transaction applies:

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    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)   Proposed maximum aggregate value of transaction:

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    (5)   Total fee paid:

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[_] Fee paid previously with preliminary materials.
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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                         SEAVIEW VIDEO TECHNOLOGY, INC.
                          200 Madonna Blvd., 2nd Flr. N
                             Tierra Verde, FL 33715

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER _______, 2002
                                                           Tierra Verde, Florida
                                                           December ______, 2002

         A Special Meeting of Stockholders (the "Special Meeting") of SeaView
Video Technology, Inc., a Nevada corporation (the "Company"), will be held at o on December _______, 2002 at 10:00 AM (local time) for the following purposes:

1.       To amend the Company's certificate of incorporation to increase the authorized amount of capital stock from 100,000,000 shares to 260,000,000 shares, of which 250,000,000 shall be common stock and 10,000,000 shall be preferred stock (Proposal No. 1); and

2.       To adopt the 2002 Stock Option Plan (Proposal No. 2).

         BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS
SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN
PERSON OR BY PROXY.

         The foregoing items of business are more fully described in the Proxy
Statement that is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on December _____,
2002 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own.
Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

        o   By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.
        o   By telephone - call the toll-free telephone number on your proxy card to vote by phone.
        o   Via Internet - visit the web site noted on your proxy card to vote via the Internet.

         You may attend the meeting and vote in person even if you have previously voted by proxy in one of three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             By Order of the Board of Directors,
                                             /s/ Douglas Bauer
                                             -------------------------------
                                                 Douglas Bauer, Secretary

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                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE
ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID
ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF
RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU
MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY
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                         SEAVIEW VIDEO TECHNOLOGY, INC.
                          200 Madonna Blvd., 2nd Flr. N
                             Tierra Verde, FL 33715

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of SeaView Video Technology, Inc., a
Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the " Special Meeting") to be
held at _______ on ____, 2002 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock,
$.001 par value per share (the "Common Stock"), on ___, 2002 (the "Record Date")
will be entitled to vote at the Meeting. At the close of business on the Record
Date, the Company had issued and outstanding __________ shares of Common Stock.

         In accordance with the Company's bylaws, the presence of a majority of the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions will be treated as shares that are present and entitled to vote but against any proposal submitted to stockholders. Executed proxies returned by a broker holding shares of the
Company's Common Stock in street name which indicate that the broker does not have discretionary authority as to certain shares to vote on one or more matters
("broker non-votes") will be considered present but not entitled to vote on any proposal submitted to stockholders.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may
(without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about ________, 2002.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held.  Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders'
discretion, on such other matters, if any, which may come before the Meeting
(including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Special
Meeting of Stockholders has been approved will be determined as follows: The affirmative vote of the holders of a majority of the outstanding shares of the
Company present or represented by proxy and entitled to vote on the matter is required to adopt the 2002 Stock Option Plan (Proposal No. 2). The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to amend the Company's certificate of incorporation to increase the authorized amount of capital stock from 100,000,000 shares to 260,000,000 shares, of which 250,000,000 shall be common stock and 10,000,000 shall be preferred stock (Proposal No. 1).

                                 PROPOSAL NO. 1

                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                        INCREASE AUTHORIZED CAPITAL STOCK

         The Board of the Company proposes amending the Company's certificate of incorporation to increase the number of authorized shares of common stock from
100,000,000 to 250,000,000 and to authorize the creation of 10,000,000 shares of blank check preferred stock. The Company currently has authorized capital stock of 100,000,000 of shares of common stock and approximately ____ shares of common stock are outstanding as of the Record Date. The Board believes that the increase in authorized shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock would remain unchanged under this proposal.

         As of _____, 2002, a total of _______ shares of the Company's currently authorized shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the
Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         One of the effects of proposed amendment might be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the
Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action could discourage an acquisition of the Company, which stockholders might view as desirable.

CREATION OF BLANK CHECK PREFERRED STOCK

         The amendment to the certificate of incorporation will create
10,000,000 authorized shares of "blank check" preferred stock. Article IV of the proposed amendment to the certificate of incorporation attached as Exhibit "A"
to this proxy statement contains provisions related to the "blank check"
preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to the certificate of incorporation as set forth in Exhibit "A."

         The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of the Company's amendment to the certificate of incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption
(including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The
Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The Board is seeking stockholder approval of an amendment to the certificate of incorporation which would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the
Company and its stockholders. The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

         It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock.
Specifically, the effects of such issuances of preferred stock could include (i)
reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii)
dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common Stock or may otherwise adversely affect the market price of the common Stock.

         The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the
Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

         Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the
Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

              Unless marked otherwise, proxies received will be voted "FOR" the approval of this Proposal No. 1. amending the certificate of incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF
INCORPORATION.

                                 PROPOSAL NO. 2

                 APPROVAL OF THE 2002 EMPLOYEE STOCK OPTION PLAN

         At the Special Meeting, the Company's stockholders are being asked to approve the 2002 Employee Stock Option Plan (the "2002 Option Plan") and to
authorize 12,500,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2002 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2002 Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the
Company's Secretary, ________, at the Company's principal offices at _________.

GENERAL

         The 2002 Option Plan was adopted by the Board of Directors in November
2002. The Board of Directors has initially reserved 12,500,000 shares of Common
Stock for issuance under the 2002 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not
("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

PURPOSE

          The primary purpose of the 2002 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2002 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

         The 2002 Option Plan, when approved, will be administered by the
Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2002 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of
Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 2002 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the
2002 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2002 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange
Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

         Under the 2002 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2002
Option Plan.

                                        4

TERMS OF OPTIONS

         The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the
Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each
         ISO shall not be less than the fair market value (as set forth in the
         2002 Option Plan), or in the case of the grant of an ISO to a
         Principal Stockholder, not less that 110% of fair market value of such
         Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each
         Non-ISO.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted;
         however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date").
         Each Option shall be subject to earlier termination as expressly provided in the 2002 Option Plan or as determined by the Board of
         Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the
         Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which
         Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as otherwise provided in the 2002 Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 2002 Option Plan (but not
         Options previously granted under the Plan) shall terminate ten (10)
         years from the earlier of the date of its adoption by the Board of
         Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain
         restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the
         Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of
         Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2002 OPTION PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME
TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF
SHARES UNDER THE 2002 Option Plan. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE
AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH
SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF
THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE
PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX
CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH
PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES
OF PARTICIPATION IN THE 2002 Option Plan AND FOR REFERENCE TO APPLICABLE
PROVISIONS OF THE CODE.

                                        5

         The 2002 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and
423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2002 Option Plan.

          If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

          If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

          In the case of a participant who is subject to Section 16(b) of the
Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2002 Option Plan.

          The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

         Certain officers and directors of the Company may be deemed to be
"affiliates" of the Company as that term is defined under the Securities Act.
The Common Stock acquired under the 2002 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

         The approval of the 2002 Option Plan and the reservation of 12,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Special Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

         The proxy holders intend to vote the shares represented by proxies to approve, the 2002 Employee Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:

 THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2002 EMPLOYEE STOCK OPTION PLAN.

                                        6

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

                             ADDITIONAL INFORMATION

         The Company's annual report on Form 10-KSB for the fiscal year ended
December 31, 2001 and quarterly report on Form 10-QSB for the quarter ended
September 30, 2002 are being delivered to you with this proxy statement. In addition, this proxy statement refers to certain documents of the company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to _____,
SeaView Video Technology, Inc., 200 Madonna Blvd., 2nd Flr. N, Tierra Verde, FL
33715, telephone number ______. In order to ensure timely delivery of the documents, such requests should be made by _______, 2002.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                             By Order of the Board of Directors,
                                             /s/ Douglas Bauer
                                             --------------------------------
                                                 Douglas Bauer, Secretary

Tierra Verde, Florida

December _____, 2002

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                         SEAVIEW VIDEO TECHNOLOGY, INC.

         The undersigned, being the President of SEAVIEW VIDEO TECHNOLOGY, INC.
a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

         1.       The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

                  "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The
         Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

         The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                  Class             Par Value               Authorized Shares
                  -----             ---------               -----------------
                  Common             $0.001                    250,000,000
                  Preferred          $0.001                     10,000,000
                                                            -----------------

                           Totals:                             260,000,000

         2.       The amendment of the certificate of incorporation herein
certified has been duly adopted by the unanimous written consent of the
Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of the General Corporation Law of the State of Nevada.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's
Certificate of Incorporation, as amended, to be signed by George Bernardich, its
President, this ___ day of December, 2002.

                                                  SEAVIEW VIDEO TECHNOLOGY, INC.

                                                   By:_______________________________
                                                       George Bernardich, President

PROXY                                                                      PROXY

                         SEAVIEW VIDEO TECHNOLOGY, INC.

                 PROXY FOR SPECIAL MEETING TO BE HELD ON o, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Douglas Bauer, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of SeaView Video Technology, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on ____, 2002 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE,
BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF
ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

================================================================================

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend the Special Meeting of Stockholders of SeaView Video Technology, Inc. to be held at the Company's offices at 200
Madonna Blvd., 2nd Flr. N, Tierra Verde,  FL 33715 on o, 2002 at 10:00 a.m.
(local time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3

                                                     For      Against    Abstain
1.  Proposal to approve an amendment to              [_]        [_]        [_]
    the Articles of Incorporation to increase
    the number of authorized shares of
    common stock and create blank
    check preferred stock

                                                     For      Against    Abstain
2.  Proposal to adopt the 2002 Stock Option          [_]        [_]        [_]
    Plan

If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2002

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
Important:  Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                       10

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                         SEAVIEW VIDEO TECHNOLOGY, INC.

        o   You can now vote your shares electronically through the Internet or the telephone.
        o   This eliminates the need to return the proxy card.
        o   Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

     TO VOTE YOUR PROXY BY INTERNET
     www.

     Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

     TO VOTE YOUR PROXY BY MAIL

     Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

     TO VOTE YOUR PROXY BY PHONE
     1-800-

     Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company  number, proxy number and account  number.  Follow the voting  instructions  to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY